UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2017

BIOHAVEN PHARMACEUTICAL HOLDING COMPANY LTD.

(Exact name of registrant as specified in its charter)

British Virgin Islands

(State or other jurisdiction of incorporation)

001-38080	Not applicable
(Commission File No.)	(IRS Employer Identification No.)

c/o Biohaven Pharmaceuticals, Inc.
234 Church Street
New Haven, Connecticut
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 404-0410

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.             Amendments to Articles of Incorporation or Bylaws.

Amendment and Restatement of Memorandum and Articles of Association

On May 8, 2017, Biohaven Pharmaceutical Holding Company Ltd. (the “Company”) filed an Amended and Restated Memorandum and Articles of Association (the “Restated Articles”) with the Registry of Corporate Affairs of the British Virgin Islands in connection with the closing of the Company’s initial public offering of its common shares (the “IPO”). The Company’s board of directors (the “Board”) and shareholders previously approved the Restated Articles to be filed prior to the closing of the IPO.

The Restated Articles, among other things: (i) authorize 200,000,000 common shares of a single class that may be issued in one or more series; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 10,000,000 preferred shares of a single class that may be issued from time to time by the Board in one or more series; (iv) provide that the Board be divided into three classes with staggered three-year terms, with one class of directors to be elected at each annual meeting of the Company’s shareholders; (v) provide that directors may only be removed with cause and only upon the affirmative vote of holders of at least two-thirds of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors; (vi) provide that, subject to limited exceptions, vacancies on the Board shall only be filled by the remaining members of the Board; (vii) eliminate the ability of the Company’s shareholders to take action by written consent in lieu of a meeting; and (viii) provide that special meetings of shareholders may be called by the Board, the chairman of the Board, the chief executive officer of the Company or shareholders holding not less than 10% of the votes of the outstanding voting shares.

The foregoing description of the Restated Articles is qualified in its entirety by reference to the full text of the Restated Articles, which are attached as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
3.1	Amended and Restated Memorandum and Articles of Association of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017	BIOHAVEN PHARMACEUTICAL HOLDING COMPANY LTD.

	By:	/s/ Vlad Coric
Vlad Coric, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
3.1	Amended and Restated Memorandum and Articles of Association of the Registrant.